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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 11, 2020
Date of Report (Date of earliest event reported)
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Penumbra, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37557	05-0605598
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)
One Penumbra Place
Alameda, CA 94502
(Address of principal executive offices, including zip code)

(510) 748-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par value $0.001 per share	PEN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2020, Penumbra, Inc. (the “Company”) announced that Sri Kosaraju had resigned as President of the Company, effective May 11, 2020, in order to volunteer his time to a non-profit organization focused on COVID-19 testing. Mr. Kosaraju plans to continue as a non-executive employee of the Company for several months to help ensure a seamless transition.

In connection with Mr. Kosaraju’s resignation as President of the Company, on May 11, 2020, the Board of Directors of the Company appointed Adam Elsesser, the Company’s Chairman and Chief Executive Officer, as President of the Company, effective May 11, 2020. Mr. Elsesser previously served as the Company’s President from January 2015 to August 2019, and will receive no additional compensation for his service as President. The information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”), with respect to Mr. Elsesser was previously reported in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2020, and such disclosure is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 12, 2020, the Company issued a press release regarding the matters discussed in Item 5.02 above, a copy of which is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Penumbra, Inc. dated May 12, 2020.
104	Cover Page Interactive Data File (formatted as Inline Extensible Business Reporting Language).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penumbra, Inc.

Date: May 12, 2020	By:	/s/ Johanna Roberts
Johanna Roberts
Executive Vice President, General Counsel and Secretary